UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06506

Western Asset Intermediate Muni Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2012

ITEM 1.       REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

November 30, 2012

Annual Report

Western Asset Intermediate Muni Fund Inc.
(SBI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Intermediate Muni Fund Inc.

Fund objective

The Fund’s investment objective is to provide common shareholders a high level of current income exempt from regular federal income taxes* consistent with prudent investing.

*    Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund overview	1

Fund at a glance	5

Spread duration	6

Effective duration	7

Schedule of investments	8

Statement of assets and liabilities	16

Statement of operations	17

Statements of changes in net assets	18

Financial highlights	19

Notes to financial statements	20

Report of independent registered public accounting firm	29

Board approval of management and subadvisory agreements	31

Additional information	38

Annual chief executive officer and principal financial officer certifications	44

Other shareholder communications regarding accounting matters	45

Dividend reinvestment plan	46

Important tax information	48

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Intermediate Muni Fund Inc. for the twelve-month reporting period ended November 30, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Recent regulations adopted by the Commodity Futures Trading Commission (the “CFTC”) require operators of registered investment companies, including closed-end funds, to register as “commodity pool operators” unless the fund limits its investments in commodity interests. Effective December 31, 2012, your Fund’s manager has claimed the exclusion from the definition of “commodity pool operator.” More information about the CFTC rules and their effect on the Fund is included later in this report on page 30.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 28, 2012

Western Asset Intermediate Muni Fund Inc.	III

Investment commentary

Economic review

While the U.S. economy continued to grow over the twelve months ended November 30, 2012, it did so at an uneven pace. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% in the fourth quarter of 2011. Economic growth in the U.S. then decelerated, as first quarter 2012 GDP growth was 2.0%. This was primarily due to less robust private inventory and non-residential fixed investments. The economy slowed further in the second quarter, as GDP growth was a tepid 1.3%. GDP growth then moved to 3.1% in the third quarter. The increase was partially due to increased private inventory and investment, higher federal government spending and a deceleration in imports.

The U.S. job market remained weak. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 8.5%. Unemployment then generally declined and was 8.1% in April 2012, the lowest rate since January 2009, but still high by historical standards. The unemployment rate then rose to 8.3% in July, before falling to 7.8% in September and ending the reporting period at 7.7% in November. However, the number of longer-term unemployed remained high, as roughly 40% of the 12 million people without a job have been out of work for more than six months.

Meanwhile, the housing market brightened, as sales have started to improve of late and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales rose 5.9% on a seasonally adjusted basis in November 2012 versus the previous month and they were 14.5% higher than in November 2011. In addition, the NAR reported that the median existing-home price for all housing types was $180,600 in November 2012, up 10.1% from November 2011. This marked the ninth consecutive month that home prices rose compared to the same period a year earlier. Furthermore, the inventory of homes available for sale fell 3.8% in November, which represents a 4.8 month supply at the current sales pace. This represents the lowest inventory since September 2005.

The manufacturing sector appeared to overcome a soft patch that occurred in the summer of 2012 as it improved toward the end of the reporting period, only to experience another setback in November 2012. Based on the Institute for Supply Management’s PMI (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, which represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract in July and August before ticking up to 51.5 in September and 51.7 in October. However, the PMI fell back to contraction territory with a reading of 49.5 in November, its lowest level since July 2009.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In September 2011, prior to the beginning of the reporting period, the Fed announced its intention to purchase $400 billion of

IV	Western Asset Intermediate Muni Fund Inc.

Investment commentary (cont’d)

longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep rates on hold until at least through late 2014. Operation Twist was then extended in June 2012 until the end of the year. In September the Fed announced a third round of quantitative easing, which involves purchasing $40 billion each month of agency mortgage-backed securities (“MBS”) on an open-end basis. In addition, the Fed said that Operation Twist would continue and that it will keep the federal funds rate on hold until at least mid-2015. Finally, at its meeting in December, after the reporting period ended, the Fed announced that it would continue purchasing $40 billion per month of agency MBS, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “...as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 28, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset Intermediate Muni Fund Inc. 2012 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to provide common shareholders a high level of current income exempt from regular federal income taxes consistent with prudent investing. Under normal market conditions, the Fund invests at least 80% of its total assets in municipal obligations. The Fund also maintains a dollar-weighted average effective maturity of between three and ten years. Under normal market conditions, the Fund will invest at least 80% of its total assets in debt securities that are, at the time of investment, rated investment grade by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, of equivalent quality as determined by the investment manager. In addition, up to 20% of the Fund’s total assets may be invested in debt securities that are, at the time of investment, rated below investment grade by an NRSRO or, if unrated, of equivalent quality as determined by the investment manager.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are Stephen A. Walsh, Robert E. Amodeo, David T. Fare and Dennis J. McNamara.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) experienced periods of volatility during the reporting period, but ultimately posted positive results. Demand for the spread sectors was generally robust during the first three months of the reporting period. This was due to several factors, including signs that the U.S. economy was gathering momentum and some progress in the European sovereign debt crisis. However, fears that the economy may be experiencing a soft patch and contagion fears from Europe led to periods of heightened risk aversion during portions of March, April and May 2012. The spread sectors then largely rallied from June through November as investor sentiment improved.

Short-term Treasury yields were unchanged, whereas long-term Treasury yields declined during the reporting period. When the period began, two-year Treasury yields were 0.25%. They moved as low as 0.21% on January 17, 2012 and as high as 0.41% on March 20, 2012. Ten-year Treasury yields were 2.08% at the beginning of the period and peaked at 2.39% on March 19, 2012. On July 25, 2012, ten-year Treasuries closed at an all-time low of 1.43%. Yields then edged higher due to some positive developments in Europe and hopes for additional Federal Reserve Board (“Fed”)i actions to stimulate the economy. When the reporting period ended on November 30, 2012, two-year Treasury yields were 0.25% and ten-year Treasury yields were 1.62%.

2	Western Asset Intermediate Muni Fund Inc. 2012 Annual Report

Fund overview (cont’d)

Aside from some temporary setbacks, the municipal bond market generated strong results during the reporting period. Demand was generally robust and the municipal market posted positive returns during ten of the twelve months covered by this report. Supporting the municipal market were increasing tax revenues, relatively low new issuance and extremely low defaults. In addition, while certain challenges remain, a number of states took actions to reduce spending and get their financial houses in order. All told, the Barclays Municipal Bond Indexii returned 10.17% for the twelve months ended November 30, 2012. Over the same period, the overall taxable bond market, as measured by the Barclays U.S. Aggregate Indexiii, returned 5.51%.

Q. How did we respond to these changing market conditions?

A. There were only minor changes to the Fund during the reporting period, as we were generally comfortable with its sector and yield curveiv positioning. During the reporting period, we utilized leverage in the Fund. This was a significant contributor to results given the municipal market’s solid results. We ended the period with leverage from preferred shares as a percentage of gross assets of roughly 25%. The Fund opportunistically employed the use of short U.S. Treasury futures on several occasions during the reporting period to manage durationv. This strategy modestly detracted from the Fund’s performance during the period.

Performance review

For the twelve months ended November 30, 2012, Western Asset Intermediate Muni Fund Inc. returned 13.02% based on its net asset value (“NAV”)vi and 19.09% based on its New York Stock Exchange Amex (“NYSE Amex”) market price per share. The Fund’s unmanaged benchmark, the Barclays 1-15 Year Municipal Bond Indexvii, returned 7.55% for the same period. The Lipper Intermediate Municipal Debt Closed-End Funds Category Averageviii returned 14.77% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

During the twelve-month period, the Fund made distributions to common stock shareholders totaling $0.48 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of November 30, 2012. Past performance is no guarantee of future results.

Performance Snapshot as of November 30, 2012

Price Per Share	12-Month Total Return*
$10.68 (NAV)	13.02%†
$10.99 (Market Price)	19.09%‡

All figures represent past performance and are not a guarantee of future results.

*	Total returns are based on changes in NAV or market price, respectively.

†

Total return assumes the reinvestment of all distributions at NAV. Prior to January 1, 2012, total return assumed the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

‡	Total return assumes the reinvestment of all distributions in additional shares in

Western Asset Intermediate Muni Fund Inc. 2012 Annual Report	3

accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The largest contributors to the Fund’s relative performance during the reporting period were its duration and overall yield curve positioning. The Fund’s duration was longer than that of the benchmark, which was beneficial as rates moved lower during the reporting period. From a yield curve perspective, the Fund maintained an overweight to the 10 to 20 year portion of the municipal yield curve. This positively impacted performance as longer-term securities outperformed shorter-term securities.

Also benefiting the Fund’s performance were its overweight exposure to lower rated investment grade municipal bonds and its underweight to AA-rated and AAA-rated municipal bonds. We felt that high-quality securities were richly valued and the underweight position was rewarded given that they lagged their lower-rated counterparts during the period.

Sector positioning, overall, enhanced the Fund’s results during the reporting period. In particular, overweights to the strong performing Health Care and Industrial Revenue sectors were positive for performance. In addition, having underweights to State General Obligation bonds (“GOs”) and Pre-refundedix securities were rewarded as they lagged the benchmark.

Q. What were the leading detractors from performance?

A. The largest detractor from relative performance during the reporting period was the Fund’s overweight to securities with maturities of one year. An underweight allocation to Local GOs, as well as underweights to the Leasing and Transportations sectors were not rewarded, as they outperformed the benchmark. Elsewhere, the Fund’s underweights to California and Illinois intermediate municipal bonds were not rewarded as they outperformed the overall tax-exempt market. Finally, the Fund’s short U.S. Treasury futures position was a modest detractor as Treasury yields declined during the period given several flights to quality.

Looking for additional information?

The Fund is traded under the symbol “SBI” and its closing market price is available in most newspapers under the NYSE Amex listings. The daily NAV is available on-line under the symbol “XSBIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Intermediate Muni Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

December 18, 2012

4	Western Asset Intermediate Muni Fund Inc. 2012 Annual Report

Fund overview (cont’d)

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the fixed-income securities held by the Fund. Lower-rated, higher-yielding bonds, known as “junk bond,” are subject to greater credit risk, including the risk of default, than higher rated obligations. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	The Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.
iii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
v

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total investments) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii	The Barclays 1-15 Year Municipal Bond Index is a market value weighted index of investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one to fifteen years.
viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended November 30, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

ix

A pre-refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasuries or agencies, which has been structured to pay principal and interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond).

Western Asset Intermediate Muni Fund Inc. 2012 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†                 The bar graph above represents the composition of the Fund’s investments as of November 30, 2012 and November 30, 2011 and does not include derivatives such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset Intermediate Muni Fund Inc. 2012 Annual Report

Spread duration (unaudited)

Economic Exposure — November 30, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

SBI              — Western Asset Intermediate Muni Fund Inc.

Benchmark — Barclays 1-15 Year Municipal Bond Index

Western Asset Intermediate Muni Fund Inc. 2012 Annual Report	7

Effective duration (unaudited)

Interest Rate Exposure — November 30, 2012

Total Effective Duration

SBI              — 4.91 years

Benchmark — 4.68 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

SBI              — Western Asset Intermediate Muni Fund Inc.

Benchmark — Barclays 1-15 Year Municipal Bond Index

8	Western Asset Intermediate Muni Fund Inc. 2012 Annual Report

Schedule of investments

November 30, 2012

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 129.6%
Alaska — 0.4%
Anchorage, AK, GO, Refunding, FGIC	6.000%	10/1/14	$500,000	$546,360
Arizona — 3.1%
Pinal County, AZ, Electric District No. 3	4.000%	7/1/23	1,000,000	1,076,640
Pinal County, AZ, Electric District No. 3	5.000%	7/1/24	1,760,000	2,041,600
Pinal County, AZ, Electric District No. 3	5.000%	7/1/25	1,280,000	1,479,539
Total Arizona				4,597,779
California — 13.6%
California Statewide CDA Revenue:
Lodi Memorial Hospital, CMI	5.000%	12/1/22	2,000,000	2,194,740
Proposition 1A Receivables Program	5.000%	6/15/13	2,000,000	2,049,860
Long Beach, CA, Bond Finance Authority Lease Revenue	5.000%	8/1/31	1,855,000	2,174,116	(a)
Los Angeles County, CA, Public Works Financing Authority, Lease Revenue:
Multiple Capital Project II	5.000%	8/1/21	1,000,000	1,221,320
Multiple Capital Project II	5.000%	8/1/22	1,000,000	1,225,760
Los Angeles, CA, COP, Hollywood Presbyterian Medical Center, INDLC	9.625%	7/1/13	185,000	194,799	(b)
M-S-R Energy Authority, CA, Gas Revenue	6.125%	11/1/29	3,000,000	3,921,510
Modesto, CA, Irrigation District Electric Revenue	5.000%	7/1/24	4,130,000	4,996,557
Modesto, CA, Irrigation District Electric Revenue	5.000%	7/1/25	2,000,000	2,405,840
San Francisco, CA, Airport Improvement Corp., Lease Revenue, United Airlines Inc.	8.000%	7/1/13	60,000	62,639	(b)
Total California				20,447,141
Colorado — 5.4%
Colorado Educational & Cultural Facilities Authority Revenue Charter School:
Bromley School Project, SCA	5.125%	9/15/20	1,155,000	1,216,111
Refunding & Improvement, University Lab School, SCA	5.250%	6/1/24	1,350,000	1,381,023
E-470 Public Highway Authority Revenue, CO	5.250%	9/1/25	2,000,000	2,236,820
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.125%	11/15/23	2,000,000	2,521,740
SBC Metropolitan District, CO, GO, ACA	5.000%	12/1/25	750,000	769,230
Total Colorado				8,124,924
Connecticut — 3.1%
Connecticut State HEFA Revenue, Bristol Hospital	5.500%	7/1/21	1,845,000	1,865,424
Connecticut State, Development Authority PCR, Connecticut Light & Power Co. Project	4.375%	9/1/28	2,500,000	2,780,725
Total Connecticut				4,646,149

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2012 Annual Report	9

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Florida — 7.0%
Citizens Property Insurance Corp., FL	5.000%	6/1/16	$5,000,000	$5,616,250
Jacksonville, FL, Sales Tax Revenue, Better Jacksonville	5.000%	10/1/30	1,500,000	1,791,570
Miami-Dade County, FL, School Board, COP	5.000%	2/1/24	2,000,000	2,310,720
Old Palm Community Development District, FL, Palm Beach Gardens	5.375%	5/1/14	855,000	849,408
Total Florida				10,567,948
Georgia — 7.3%
Athens, GA, Housing Authority Student Housing Lease Revenue, University of Georgia East Campus, AMBAC	5.250%	12/1/23	970,000	970,000	(c)
Atlanta, GA, Water & Wastewater Revenue	6.000%	11/1/23	2,000,000	2,586,740
DeKalb Private Hospital Authority Revenue, GA, Anticipation CTFS, Children’s Health Care of Atlanta Inc.	5.000%	11/15/29	2,000,000	2,255,720
DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project	6.000%	7/1/29	1,000,000	1,183,610
Georgia Municipal Electric Authority, Power Revenue, Refunding, AGM	5.000%	1/1/18	3,000,000	3,010,470	(c)
Griffin, GA, Combined Public Utilities Revenue, Refunding & Improvement, AMBAC	5.000%	1/1/21	1,000,000	1,023,490
Total Georgia				11,030,030
Illinois — 2.7%
Chicago, IL, O’Hare International Airport Revenue, Refunding Bonds, Lien A-2, AGM	5.750%	1/1/19	1,500,000	1,578,435	(d)
Glendale Heights, IL, Hospital Revenue, Refunding Glendale Heights Project	7.100%	12/1/15	440,000	484,810	(b)
Illinois Development Finance Authority, Chicago Charter School Foundation Project A	5.250%	12/1/12	80,000	80,000	(b)
Illinois Finance Authority Revenue, Memorial Health System	5.250%	4/1/29	1,670,000	1,869,548
Total Illinois				4,012,793
Indiana — 3.8%
Indiana State Finance Authority, Environmental Revenue, U.S. Steel Corp.	6.000%	12/1/19	1,000,000	1,087,220
Indianapolis, IN, Thermal Energy System, Multi-Mode	5.000%	10/1/23	4,000,000	4,554,840	(e)
Total Indiana				5,642,060
Iowa — 0.1%
Muscatine, IA, Electric Revenue	9.700%	1/1/13	165,000	166,125	(b)

See Notes to Financial Statements.

10	Western Asset Intermediate Muni Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

November 30, 2012

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Kansas — 1.7%
Burlington, KS, Environmental Improvement Revenue, Kansas City Power & Light	5.250%	4/1/13	$2,500,000	$2,527,825	(f)
Maryland — 0.1%
Maryland State Health & Higher EFA Revenue, Refunding Mercy Medical Center, AGM	6.500%	7/1/13	195,000	200,532
Massachusetts — 0.3%
Massachusetts State DFA Revenue, Curry College, ACA	6.000%	3/1/20	395,000	395,842
Michigan — 11.7%
Detroit, MI, Water Supply System Revenue, Senior Lien	5.250%	7/1/26	5,000,000	5,647,000
Michigan State Housing Development Authority Rental Housing Revenue	5.250%	10/1/24	2,640,000	2,835,413
Michigan State, Hospital Finance Authority Revenue:
Oakwood Obligated Group	5.500%	11/1/18	1,000,000	1,047,640	(c)
Refunding, Hospital Sparrow Obligated	5.000%	11/15/14	1,190,000	1,283,593
Walled Lake, MI, Consolidated School District, NATL	5.000%	5/1/22	1,000,000	1,090,580
Wayne County, MI, Airport Authority Revenue, Detroit Metropolitan Airport	5.000%	12/1/16	5,000,000	5,706,400	(d)
Total Michigan				17,610,626
Missouri — 1.7%
Missouri State Environmental Improvement & Energy Resources Authority, KC Power & Light Co. Project	4.900%	7/1/13	2,500,000	2,544,900	(d)(f)
Nevada — 3.0%
Humboldt County, NV, PCR, Idaho Power Co. Project	5.150%	12/1/24	4,000,000	4,493,040
New Hampshire — 4.6%
New Hampshire HEFA Revenue, Healthcare Systems Covenant Health	5.000%	7/1/28	6,400,000	6,980,096
New Jersey — 10.4%
New Jersey State EDA Revenue, Continental Airlines Inc. Project	4.875%	9/15/19	2,000,000	2,063,300	(d)
New Jersey State EFA Revenue, University of Medicine & Dentistry	7.125%	12/1/23	2,000,000	2,601,040
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.375%	6/1/24	4,000,000	4,571,560
New Jersey State Higher Education Assistance Authority, Student Loan Revenue, AGC	5.875%	6/1/21	1,220,000	1,399,608	(d)
New Jersey State Transportation Trust Fund Authority Revenue	5.250%	6/15/23	4,000,000	5,018,120

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2012 Annual Report	11

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
New Jersey — continued
Ringwood Borough, NJ, Sewer Authority Special Obligation	9.875%	7/1/13	$25,000	$26,371	(b)
Total New Jersey				15,679,999
New Mexico — 2.0%
Bernalillo County, NM, Gross Receipts Tax Revenue, AMBAC	5.250%	10/1/18	1,100,000	1,357,455
New Mexico Finance Authority Revenue, Subordinated Lien, Public Project Revolving Fund, NATL	5.000%	6/15/19	1,415,000	1,611,232
Total New Mexico				2,968,687
New York — 7.8%
New York State Dormitory Authority, New York & Presbyterian Hospital, AGM	5.250%	2/15/24	2,975,000	3,149,038
New York State Thruway Authority Highway & Bridge Trust Fund Revenue, AMBAC	5.000%	4/1/21	2,000,000	2,244,080
New York, NY, GO	5.000%	8/1/21	5,000,000	6,382,800
Total New York				11,775,918
North Carolina — 1.4%
North Carolina Eastern Municipal Power Agency, Power Systems Revenue	5.000%	1/1/26	1,750,000	2,035,723
Ohio — 6.3%
American Municipal Power-Ohio Inc., Electricity Purchase Revenue	5.000%	2/1/13	2,000,000	2,013,700
Kettering, OH, City School District, School Improvement, AGM	5.000%	12/1/19	1,000,000	1,091,870	(c)
Ohio State Air Quality Development Authority Revenue, FirstEnergy Generation Corp.	5.625%	6/1/18	1,000,000	1,167,160
Ohio State Water Development Authority, Pollution Control Facilities Revenue, FirstEnergy Nuclear Generation Corp.	3.375%	7/1/15	5,000,000	5,174,050	(f)
Total Ohio				9,446,780
Oklahoma — 2.0%
Grand River Dam Authority, OK, Revenue	5.000%	6/1/30	2,500,000	2,946,850
Oregon — 0.4%
Portland, OR, River District Urban Renewal & Redevelopment	5.000%	6/15/28	570,000	671,095
Pennsylvania — 5.9%
Montgomery County, PA, IDA Revenue, New Regional Medical Center Project, FHA	5.000%	8/1/24	2,000,000	2,347,880
Northampton County, PA, IDA Revenue, Mortgage Moravian Hall Square Project, Radian	5.500%	7/1/19	1,365,000	1,373,572

See Notes to Financial Statements.

12	Western Asset Intermediate Muni Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

November 30, 2012

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — continued
Pennsylvania State Public School Building Authority Lease Revenue, Philadelphia School District Project, AGM	5.000%	6/1/27	$2,000,000	$2,440,820
Philadelphia, PA, Gas Works Revenue, 7th General Ordinance, AMBAC	5.000%	10/1/17	1,000,000	1,154,150
Pittsburgh, PA, School District GO, AGM	5.375%	9/1/16	1,350,000	1,553,837
Total Pennsylvania				8,870,259
Puerto Rico — 3.2%
Puerto Rico Commonwealth Government Development Bank, NATL	4.750%	12/1/15	2,000,000	2,056,680
Puerto Rico Commonwealth, GO, Public Improvement	5.500%	7/1/26	2,500,000	2,714,900
Total Puerto Rico				4,771,580
Rhode Island — 0.7%
Central Falls, RI, GO, Radian	5.875%	5/15/15	1,000,000	1,001,650
South Carolina — 0.7%
Greenville County, SC, School District Installment Purchase, Revenue, Refunding, Building Equity	6.000%	12/1/21	1,100,000	1,111,000	(c)
Tennessee — 5.5%
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/20	2,030,000	2,406,382
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/23	4,940,000	5,898,657
Total Tennessee				8,305,039
Texas — 6.5%
Dallas-Fort Worth, TX, International Airport Revenue, Refunding, AGM	5.500%	11/1/20	1,000,000	1,085,310	(d)
El Paso County, TX, Housing Finance Corp., La Plaza Apartments, Subordinated	8.000%	7/1/30	235,000	235,252
El Paso County, TX, Housing Finance Corp., MFH Revenue, American Village Communities	6.250%	12/1/24	360,000	360,320
North Texas Tollway Authority Revenue, NATL	5.125%	1/1/28	2,000,000	2,269,000
Sabine River Authority, Texas PCR, Southwestern Electric Power Co., NATL	4.950%	3/1/18	3,000,000	3,401,250
Texas State Department Housing Community Affairs Home Mortgage Revenue, RIBS, GNMA/FNMA/FHLMC-Collateralized	11.670%	7/2/24	125,000	137,890	(d)(e)
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue	5.000%	12/15/22	2,000,000	2,332,860	(a)
Total Texas				9,821,882
Virginia — 4.8%
Pittsylvania County, VA, GO	5.500%	2/1/22	540,000	658,373
Pittsylvania County, VA, GO	5.500%	2/1/23	1,030,000	1,248,422
Pittsylvania County, VA, GO	5.600%	2/1/24	2,490,000	3,024,354

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2012 Annual Report	13

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Virginia — continued
Virginia State Small Business Financing Authority Revenue, Elizabeth River Crossings OpCo LLC Project	5.000%	1/1/27	$2,000,000	$2,250,840	(d)
Total Virginia				7,181,989
Washington — 0.8%
Washington State Health Care Facilities Authority Revenue, Multicare Health System	5.750%	8/15/29	1,000,000	1,197,790
Wisconsin — 1.6%
La Crosse, WI, Resource Recovery Revenue, Refunding Bonds, Northern States Power Co. Project	6.000%	11/1/21	2,000,000	2,469,320	(d)
Total Investments before Short-Term Investments (Cost — $175,654,063)				194,789,731
Short-Term Investments — 4.6%
California — 1.1%
Eastern Municipal Water District, Water & Sewer Revenue, COP, SPA-Wells Fargo Bank N.A.	0.140%	7/1/35	1,700,000	1,700,000	(g)(h)
Florida — 2.0%
Gainesville, FL, Utilities System Revenue, SPA-JPMorgan Chase	0.180%	10/1/42	3,000,000	3,000,000	(g)(h)
Indiana — 1.5%
Indiana Health Facilities Financing Authority, Hospital Revenue, Community Hospitals Project of Indiana Inc., LOC-Bank of America N.A.	0.180%	7/1/28	2,300,000	2,300,000	(g)(h)
Total Short-Term Investments (Cost — $7,000,000)				7,000,000
Total Investments — 134.2% (Cost — $182,654,063#)				201,789,731
Auction Rate Cumulative Preferred Stock, at Liquidation Value — (33.3)%				(50,000,000)
Liabilities in Excess of Other Assets — (0.9)%				(1,478,629)
Total Net Assets — 100.0%				$150,311,102

(a)	Security is purchased on a when-issued basis.
(b)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(c)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(f)	Maturity date shown represents the mandatory tender date.
(g)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.
(h)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.
#	Aggregate cost for federal income tax purposes is $182,575,129.

See Notes to Financial Statements.

14	Western Asset Intermediate Muni Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

November 30, 2012

Western Asset Intermediate Muni Fund Inc.

Abbreviations used in this schedule:

ACA	— American Capital Assurance — Insured Bonds
AGC	— Assured Guaranty Corporation — Insured Bonds
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
CDA	— Communities Development Authority
CMI	— California Mortgage Insurance Program — Insured Bonds
COP	— Certificates of Participation
CTFS	— Certificates
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company — Insured Bonds
FHA	— Federal Housing Administration
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
HEFA	— Health & Educational Facilities Authority
IDA	— Industrial Development Authority
INDLC	— Industrial Indemnity Company — Insured Bonds
LOC	— Letter of Credit
MFH	— Multi-Family Housing
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PCR	— Pollution Control Revenue
Radian	— Radian Asset Assurance — Insured Bonds
RIBS	— Residual Interest Bonds
SCA	— Syncora Capital Assurance Inc. — Insured Bonds
SPA	— Standby Bond Purchase Agreement — Insured Bonds

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2012 Annual Report	15

Western Asset Intermediate Muni Fund Inc.

Summary of Investments by Industry† (unaudited)

Industrial revenue	18.5%
Power	16.2
Health care	12.2
Transportation	10.0
Local general obligation	8.4
Special tax obligation	5.1
Education	5.0
Leasing	4.7
Pre-refunded/escrowed to maturity	4.1
Water & sewer	4.1
Other	3.8
Housing	1.8
State general obligation	1.3
Solid waste/resource recovery	1.3
Short-term investments	3.5
100.0%

†  As a percentage of total investments. Please note that Fund holdings are as of November 30, 2012 and are subject to change.

Ratings Table* (unaudited)

Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	1.0%
AA/Aa	30.9
A	47.3
BBB/Baa	13.1
BB/Ba	1.0
B	1.0
A-1/VMIG 1	3.5
NR	2.2
100.0%

*	As a percentage of total investments.

**

The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

See Notes to Financial Statements.

16	Western Asset Intermediate Muni Fund Inc. 2012 Annual Report

Statement of assets and liabilities

November 30, 2012

Assets:
Investments, at value (Cost — $182,654,063)	$201,789,731
Cash	4,878
Interest receivable	2,999,460
Receivable for securities sold	115,000
Prepaid expenses	19,343
Total Assets	204,928,412

Liabilities:
Payable for securities purchased	4,440,110
Investment management fee payable	89,744
Payable to broker — variation margin on open futures contracts	11,625
Distributions payable to auction rate cumulative preferred stockholders	2,006
Directors’ fees payable	48
Accrued expenses	73,777
Total Liabilities	4,617,310
Series M Municipal Auction Rate Cumulative Preferred Stock (2,000 shares authorized and issued at $25,000 per share (Note 5)	50,000,000
Total Net Assets	$150,311,102

Net Assets:
Par value ($0.001 par value; 14,069,812 shares issued and outstanding, 100,000,000 shares authorized)	$ 14,070
Paid-in capital in excess of par value	135,248,239
Undistributed net investment income	3,458,322
Accumulated net realized loss on investments and futures contracts	(7,451,652)
Net unrealized appreciation on investments and futures contracts	19,042,123
Total Net Assets	$150,311,102

Shares Outstanding	14,069,812

Net Asset Value	$10.68

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2012 Annual Report	17

Statement of operations

For the Year Ended November 30, 2012

Investment Income:
Interest	$ 8,591,281

Expenses:
Investment management fee (Note 2)	1,073,521
Audit and tax	42,850
Transfer agent fees	31,870
Shareholder reports	28,380
Stock exchange listing fees	25,006
Auction participation fee (Note 5)	25,000
Directors’ fees	21,915
Legal fees	21,043
Rating agency fees	15,012
Fund accounting fees	14,379
Auction agent fees	10,043
Custody fees	7,489
Insurance	4,208
Miscellaneous expenses	10,269
Total Expenses	1,330,985
Net Investment Income	7,260,296

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	240,096
Futures contracts	(315,574)
Net Realized Loss	(75,478)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	10,921,629
Futures contracts	(249,024)
Change in Net Unrealized Appreciation (Depreciation)	10,672,605
Net Gain on Investments and Futures Contracts	10,597,127
Distributions Paid to Auction Rate Cumulative Preferred Stockholders from Net Investment Income (Notes 1 and 5)	(128,595)
Increase in Net Assets from Operations	$17,728,828

See Notes to Financial Statements.

18	Western Asset Intermediate Muni Fund Inc. 2012 Annual Report

Statements of changes in net assets

For the years ended November 30,	2012	2011

Operations:
Net investment income	$7,260,296	$7,452,341
Net realized gain (loss)	(75,478)	476,932
Change in net unrealized appreciation (depreciation)	10,672,605	1,596,874
Distributions paid to auction rate cumulative preferred stockholders from net investment income	(128,595)	(154,040)
Increase in Net Assets From Operations	17,728,828	9,372,107

Distributions to Shareholders From (Note 1):
Net investment income	(6,744,387)	(6,741,368)
Decrease in Net Assets From Distributions to Common Stock Shareholders	(6,744,387)	(6,741,368)

Fund Share Transactions:
Reinvestment of distributions (25,296 and 0 shares issued, respectively)	264,017	—
Increase in Net Assets From Fund Share Transactions	264,017	—
Increase in Net Assets	11,248,458	2,630,739

Net Assets:
Beginning of year	139,062,644	136,431,905
End of year*	$150,311,102	$139,062,644
* Includes undistributed net investment income of:	$3,458,322	$3,093,314

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2012 Annual Report	19

Financial highlights

For a share of capital stock outstanding throughout each year ended November 30, unless otherwise noted:

	2012	2011	2010	2009[1]		2008[2]	2007[2]

Net asset value, beginning of year	$9.90	$9.71	$9.57	$8.52		$9.68	$9.76

Income (loss) from operations:
Net investment income	0.51	0.52	0.54	0.50		0.55	0.55
Net realized and unrealized gain (loss)	0.76	0.16	0.08	0.95		(1.18)	(0.07)
Distributions paid to auction rate cumulative preferred stockholders from net investment income	(0.01)	(0.01)	(0.01)	(0.02)		(0.12)	(0.14)
Total income (loss) from operations	1.26	0.67	0.61	1.43		(0.75)	0.34

Less distributions from:
Net investment income	(0.48)	(0.48)	(0.47)	(0.38)		(0.41)	(0.42)
Total distributions	(0.48)	(0.48)	(0.47)	(0.38)		(0.41)	(0.42)
Net asset value, end of year	$10.68	$9.90	$9.71	$9.57		$8.52	$9.68
Market price, end of year	$10.99	$9.67	$9.45	$9.07		$7.55	$8.66
Total return, based on NAV[3,4]	13.02%	7.26%	6.58%	17.50%		(7.56)%	3.89%
Total return, based on Market Price[5]	19.09%	7.65%	9.44%	25.66%		(8.44)%	0.79%
Net assets, end of year (millions)	$150	$139	$136	$134		$120	$136

Ratios to average net assets:[6]
Gross expenses	0.92	0.91	0.98	1.09	[7]	1.12	1.02
Net expenses	0.92	0.91	0.98	1.09	[7]	1.12	1.02
Net investment income	5.00	5.48	5.64	5.97	[7]	5.89	5.67

Portfolio turnover rate	14%	16%	15%	16%		19%	26%
Auction Rate Cumulative Preferred Stock:[8]
Total Amount Outstanding (000s)	$50,000	$50,000	$50,000	$50,000		$50,000	$50,000
Asset Coverage Per Share	100,156	94,531	93,216	92,145		84,794	92,912
Involuntary Liquidating Preference Per Share[9]	25,000	25,000	25,000	25,000		25,000	25,000

1                  For the period January 1, 2009 through November 30, 2009.

2                  For the year ended December 31.

3                  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4                  The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5                  The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6                  Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.

7                  Annualized.

8                  On January 28, 2002, the Fund issued 2,000 shares of Series M Municipal Auction Rate Cumulative Preferred Stock at $25,000 per share.

9                  Excludes accumulated and unpaid distributions.

See Notes to Financial Statements.

20	Western Asset Intermediate Muni Fund Inc. 2012 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Intermediate Muni Fund Inc. (the “Fund”) was incorporated in Maryland on December 19, 1991 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide common shareholders a high level of current income exempt from regular federal income taxes consistent with prudent investing.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

Western Asset Intermediate Muni Fund Inc. 2012 Annual Report	21

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

22	Western Asset Intermediate Muni Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

•  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$194,789,731	—	$194,789,731
Short-term investments†	—	7,000,000	—	7,000,000
Total investments	—	$201,789,731	—	$201,789,731

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$ 93,545	—	—	$ 93,545

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Net asset value. The net asset value (“NAV”) of the Fund’s Common Stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets

Western Asset Intermediate Muni Fund Inc. 2012 Annual Report	23

available to common stock by the total number of shares of common stock outstanding. For the purpose of determining the NAV per share of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Municipal Auction Rate Cumulative Preferred Stock (“Preferred Stock”).

(d) Securities traded on a when-issued basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

In addition, the holders of the Preferred Stock shall be entitled to receive dividends in accordance with an auction that will normally be held weekly and out of the funds legally available to shareholders.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

24	Western Asset Intermediate Muni Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(h) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$3,468,358	$(3,468,358)
(b)	$(22,306)	22,306	—

(a)       Reclassifications are primarily due to the expiration of a capital loss carryfoward.

(b)      Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. For the purposes of calculating the investment management fee, the aggregate liquidation value of the Preferred Stock is not deducted in determining the Fund’s average daily net assets.

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested directors (“Independent Directors”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Directors. The deferred balances are reported in the Statement of Assets and Liabilities under Directors’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had

Western Asset Intermediate Muni Fund Inc. 2012 Annual Report	25

no effect on fees previously deferred. As of November 30, 2012, the Fund had accrued $938 as deferred compensation payable.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended November 30, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$29,795,527
Sales	26,807,975

At November 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$19,219,793
Gross unrealized depreciation	(5,191)
Net unrealized appreciation	$19,214,602

At November 30, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 30-Year Bonds	53	12/12	$7,939,047	$8,024,531	$(85,484)
U.S. Treasury Ultra Long-Term Bonds	9	12/12	1,498,033	1,506,094	(8,061)
Net unrealized loss on open futures contracts					$(93,545)

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at November 30, 2012.

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$93,545

1         Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2         Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended

26	Western Asset Intermediate Muni Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

November 30, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED LOSS ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(315,574)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(249,024)

During the year ended November 30, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$5,020,130

5. Municipal auction rate cumulative preferred stock

On January 28, 2002, the Fund issued 2,000 shares of Series M Municipal Auction Rate Cumulative Preferred Stock (“ARCPS”). The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period is typically 7 days. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction, unless the Board of Directors of the Fund authorizes an increased maximum rate. To the extent capital gains and other taxable income are allocated to holders of Preferred Shares for tax purposes, the Fund will likely have to pay higher dividends to holders of Preferred Shares to compensate them for the increased tax liability to them resulting from such allocation. Due to failed auctions experienced by the Fund’s ARCPS starting on February 14, 2008, the Fund pays the applicable maximum rate, which was calculated as 110% of the prevailing, 30-day “AA” Financial Composite Commercial Paper Rate. The Fund may pay higher maximum rates if the Fund’s ARCPS were to be lowered by the rating agencies. The dividend rates ranged from 0.107% to 0.381% during the year ended November 30, 2012. At November 30, 2012, the dividend rate was 0.274%.

The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem

Western Asset Intermediate Muni Fund Inc. 2012 Annual Report	27

a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

Citigroup Global Markets Inc. (“CGM”) an indirect wholly-owned subsidiary of Citigroup, also currently acts as a broker/dealer in connection with the auction of ARCPS. For all previous periods since the ARCPS have been outstanding, the participation fee has been paid at the annual rate of 0.25% of the purchase price of the ARPCS that the broker/dealer places at the auction however, on August 3, 2009, CGM reduced its participation fee to an annual rate of 0.05% of the purchase price of the ARCPS, in the case of a failed auction. For the year ended November 30, 2012, CGM earned $25,000 as a participating broker/dealer.

6. Distributions subsequent to November 30, 2012

On November 8, 2012, the Fund’s Board of Directors declared three distributions, in the amount of $0.04 per share, payable on December 21, 2012, January 25, 2013 and February 22, 2013 to shareholders of record on December 14, 2012, January 18, 2013 and February 15, 2013, respectively.

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended November 30, was as follows:

	2012	2011

Distributions Paid From:
Tax-exempt income to common shareholders	$6,744,387	$6,741,368
Tax-exempt income to auction rate cumulative preferred stockholders	128,595	154,040
Total distributions paid	$6,872,982	$6,895,408

28	Western Asset Intermediate Muni Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

As of November 30, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$ 3,520,329
Capital loss carryforward*	(7,624,131)
Other book/tax temporary differences(a)	31,538
Unrealized appreciation (depreciation)(b)	19,121,057
Total accumulated earnings (losses) — net	$15,048,793

*       As of November 30, 2012, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
No Expiration	$ (324,501)**
11/30/2013	(2,162,105)
11/30/2017	(4,622,724)
11/30/2018	(514,801)
$(7,624,131)

These amounts will be available to offset any future taxable capital gains.

**     Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the Fund’s other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)         Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)        The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the difference between book & tax accretion methods for market discount on fixed income securities.

Western Asset Intermediate Muni Fund Inc. 2012 Annual Report	29

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset Intermediate Muni Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset Intermediate Muni Fund Inc., including the schedule of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the period from January 1, 2009 to November 30, 2009, and each of the years in the two-year period ended December 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Intermediate Muni Fund Inc. as of November 30, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the period from January 1, 2009 to November 30, 2009, and each of the years in the two-year period ended December 31, 2008, in conformity with U.S. generally accepted accounting principles.

New York, New York
January 18, 2013

30	Western Asset Intermediate Muni Fund Inc.

Commodity exchange act regulation exclusion (unaudited)

The Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Fund under the CEA. As a result, effective December 31, 2012, the Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) (collectively, “commodity interests”) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the Commodity Futures Trading Commission. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

Western Asset Intermediate Muni Fund Inc.	31

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Intermediate Muni Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) with the Manager’s affiliate, Western Asset Management Company (the “Sub-Adviser”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 7 and 8, 2012, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreement for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreement, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Adviser, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and the Sub-Adviser to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreement encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Adviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Adviser.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Adviser provides the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreement. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Adviser.

32	Western Asset Intermediate Muni Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Board approval of management agreement and sub-advisory agreement

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreement, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and the Sub-Adviser at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager and the Sub-Adviser and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Adviser, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Adviser under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Adviser and others. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by the Sub-Adviser pursuant to the Sub-Advisory Agreement.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and the Sub-Adviser, as well as the resources available to the Manager and the Sub-Adviser.

Western Asset Intermediate Muni Fund Inc.	33

In evaluating the nature, extent and quality of the investment advisory and other services provided, and which are expected to be provided, to the Fund pursuant to the Management Agreement and the Sub-Advisory Agreement, the Board inquired as to any impact on the Fund’s operations of significant changes in the senior management of the Manager and Legg Mason and other personnel providing services to the Fund during the past two years to the date of the Contract Renewal Meeting, including the resignation of Legg Mason’s Chief Executive Officer (“CEO”). At the Contract Renewal Meeting, the interim CEO and other senior representatives of Legg Mason and the Manager discussed these changes with the Board and assured the Board that such changes have not resulted, and are not expected in the future to result, in any diminution in the nature, extent or quality of services provided to the Fund and that the Board of Directors of Legg Mason had undertaken a search for a permanent CEO. In addition, the Board inquired as to published reports speculating that control of Legg Mason, the Manager or certain affiliates of Legg Mason, including the Sub-Adviser, might change. The senior representatives of Legg Mason discussed these published reports with the Board, confirming Legg Mason’s continuing commitment to its current business model and its affiliations with the Manager and the Sub-Adviser.

The Board concluded that, overall, the nature, extent and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged intermediate municipal debt closed-end funds, as classified by Lipper, regardless of asset size. The Performance Universe consisted of seven funds, including the Fund, for the 1-, 3- and 5-year periods ended June 30, 2012. The Performance Universe for the 10-year period ended June 30, 2012 did not include any funds other than the Fund. The Board noted that it had received and discussed with the Manager and the Subadviser information throughout the year at periodic intervals comparing the Fund’s performance against its benchmarks and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for each of the 1- and 3-year periods ended June 30, 2012 was ranked sixth among the seven

34	Western Asset Intermediate Muni Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

funds in the Performance Universe for that period and was worse than the Performance Universe median and that the Fund’s performance for the 5-year period ended June 30, 2012 was ranked fifth among the seven funds in the Performance Universe for that period and was worse than the Performance Universe median. The Board considered the Manager’s explanation of the Fund’s underperformance relative to the Performance Universe for the 1-, 3- and 5-year periods ended June 30, 2012. The Manager noted that the small number of funds in the Performance Universe, some of which are state-specific, made meaningful performance comparisons difficult. The Manager further explained that the Fund’s performance for the 1-, 3- and 5-year periods was adversely impacted by not having any portfolio allocation to the tobacco-backed sector. An unsuccessful derivatives strategy detracted from Fund performance for the 1- and 3-year periods and an underweight to local general obligations, particularly California, detracted from performance for the 3-year period as well. The Board also considered the Fund’s performance relative to its benchmarks and in absolute terms.

Based on its review of the Fund’s performance, the Board concluded that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreement for an additional period not to exceed one year would be in the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fee (the “Sub-Advisory Fee”) payable to the Sub-Adviser under the Sub-Advisory Agreement in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Adviser. The Board noted that the Sub-Advisory Fee is paid by the Manager, not the Fund, and, accordingly, that the retention of the Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and five other leveraged intermediate municipal debt closed-end funds, as classified by Lipper. The Expense Universe funds had average net common share assets ranging from $59.7 million to $587.3 million. Two of the other funds in the Expense Universe were larger than the Fund and three were smaller.

The Lipper Expense Information, comparing the contractual Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense

Western Asset Intermediate Muni Fund Inc.	35

Universe, showed, among other things, that the Fund’s contractual Management Fee was ranked first (lowest) among the funds in the Expense Universe. The Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) measured on the basis of common share assets only was ranked second among the seven funds in the Expense Universe and was better than the Expense Universe median for that component. On the basis of both common share and leveraged assets, the Fund’s actual Management Fee was ranked sixth among the six funds in the Expense Universe and was worse than the Expense Universe median for the expense component. The Fund’s actual total expenses on the basis of common share assets only were ranked first among the funds in the Expense Universe and the Fund’s actual total expenses on the basis of common share and leveraged assets were ranked second among the funds in the Expense Universe and were better than the Expense Universe median. The Board noted that the small number of funds in the Expense Universe made meaningful expense comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and that such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry by the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fee were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement

36	Western Asset Intermediate Muni Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2012 and March 31, 2011. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The Board received a report from an outside consultant that had reviewed the Manager’s revenue and cost allocation methodologies. The profitability to the Sub-Adviser was not considered to be a material factor in the Board’s considerations since the Sub-Advisory Fee is paid by the Manager. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund increased by 2% during the period covered by the analysis but remained at a level which the Board believed to be reasonable in light of the nature, extent and overall quality of the investment advisory and other services provided to the Fund.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-adviser

The Board considered other benefits received by the Manager, the Sub-Adviser and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

* * * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreement would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the

Western Asset Intermediate Muni Fund Inc.	37

Management Agreement and the Sub-Advisory Agreement, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreement as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

38	Western Asset Intermediate Muni Fund Inc.

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Intermediate Muni Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o R. Jay Gerken, 620 Eighth Avenue, 49th Floor, New York, New York 10018. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	None

Western Asset Intermediate Muni Fund Inc.	39

Independent Directors cont’d

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	None

40	Western Asset Intermediate Muni Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2008
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1993)

Interested Director and Officer:

R. Jay Gerken[2]
Year of birth	1951
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class I
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 157 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)

Number of portfolios in fund complex overseen by Director (including the Fund)	157
Other board memberships held by Director	None

Western Asset Intermediate Muni Fund Inc.	41

Additional Officers:

Ted P. Becker
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Vanessa A. Williams
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

42	Western Asset Intermediate Muni Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Thomas C. Mandia
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM (since 2002)

Richard F. Sennett
Legg Mason
100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform ( since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Western Asset Intermediate Muni Fund Inc.	43

Additional Officers cont’d

Steven Frank
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.
[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2015, year 2013 and year 2014, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

[2]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

44	Western Asset Intermediate Muni Fund Inc.

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset Intermediate Muni Fund Inc.	45

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:
Legg Mason & Co., LLC
Compliance Department
620 Eighth Avenue, 49th Floor
New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

46	Western Asset Intermediate Muni Fund Inc.

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker-dealer or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value (“NAV”) per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date), AST will buy common stock in the open market, on the AMEX or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before AST has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by AST may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the distribution had been paid in common stock issued by the Fund at such NAV. AST will begin to purchase common stock on the open market as soon as practicable after the determination date for distributions, but in no event shall such purchases continue later than 30 days after the payment date for such distribution, or the record date for a succeeding distribution, except when necessary to comply with applicable provisions of the federal securities laws.

Western Asset Intermediate Muni Fund Inc.	47

AST maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of distributions will not relieve plan participants of any income tax that may be payable on the distributions. Common stock in the account of each Plan participant will be held by AST in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting distributions under the Plan. AST’s fees for handling the reinvestment of distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-888-888-0151.

48	Western Asset Intermediate Muni Fund Inc.

Important tax information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended November 30, 2012 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

Western Asset

Intermediate Muni Fund Inc.

Directors	Western Asset Intermediate Muni Fund Inc.	Independent registered public accounting firm
Carol L. Colman	620 Eighth Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Leslie H. Gelb
R. Jay Gerken	Investment manager	Legal counsel
Chairman	Legg Mason Partners Fund	Simpson Thacher & Bartlett LLP
William R. Hutchinson	Advisor, LLC	425 Lexington Avenue
Riordan Roett		New York, NY 10017-3909
Jeswald W. Salacuse	Subadviser
	Western Asset Management Company	New York Stock Exchange AMEX Symbol
Officers		SBI
R. Jay Gerken	Custodian
President and Chief Executive Officer	State Street Bank and Trust Company
Richard F. Sennett	1 Lincoln Street
Principal Financial Officer	Boston, MA 02111
Ted P. Becker
Chief Compliance Officer	Transfer agent
Vanessa A. Williams	American Stock Transfer & Trust Company
Identity Theft Prevention Officer	59 Maiden Lane
Robert I. Frenkel	New York, NY 10038
Secretary and Chief Legal Officer
Thomas C. Mandia	Auction agent
Assistant Secretary	Deutsche Bank
Steven Frank	60 Wall Street
Treasurer	New York, NY 10005
Jeanne M. Kelley
Senior Vice President

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•  Personal information included on applications or other forms;

•  Account balances, transactions, and mutual fund holdings and positions;

•  Online account access user IDs, passwords, security challenge question responses; and

•  Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•  Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•  Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•  The Funds’ representatives such as legal counsel, accountants and auditors; and

•  Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Intermediate Muni Fund Inc.

Western Asset Intermediate Muni Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Intermediate Muni Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WASX010710 1/13 SR12-1826

ITEM 2.                                                  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                                                  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                                                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2011 and November 30, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $38,450 in 2011 and $39,250 in 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2011 and $0 in 2012.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Intermediate Muni Fund Inc. “service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,000 in 2011 and $0 in 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset Intermediate Muni Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Intermediate Muni Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Intermediate Muni Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2011 and 2012; Tax Fees were 100% and 100% for 2011 and 2012; and Other Fees were 100% and 100% for 2011 and 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Intermediate Muni Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Intermediate Muni Fund Inc. during the reporting period were $0 in 2012.

(h) Yes.  Western Asset Intermediate Muni Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Intermediate Muni Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                                                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                                                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-888-777-0102, (2) on the fund’s website at http://www.lmcef.com and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA” or “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV and the WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.                                                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2007	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Deputy Chief Investment Officer of Western Asset since 2000.

David Fare Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; portfolio manager at Western Asset since 2005; prior to that time, Mr. Fare was with Citigroup Asset Management or one of its affiliates since 1989.

Robert Amodeo Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2007

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; portfolio manager at Western Asset since 2005; prior to that time, Mr. Amodeo was a Managing Director and portfolio manager with Salomon Brothers Asset Management Inc from 1992 to 2005.

Dennis J. McNamara Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; portfolio manager at Western Asset since 2001.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the above named fund’s investment professional responsible for the day-to-day management with other members of the Fund’s portfolio management team for the fund. Unless noted otherwise, all information is provided as of November 30, 2012.

Other Accounts Managed by Investment Professional

The table below identifies the number of accounts (other than the fund) for which the below named fund’s investment professional has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

Stephen A. Walsh‡	95 registered investment companies with $188.1 billion in total assets under management	232 Other pooled investment vehicles with $99.6 billion in assets under management*	723 Other accounts with $174.4 billion in total assets under management**

David T. Fare‡	16 registered investment companies with $17.3 billion in total assets under management	0 Other pooled investment vehicles with $0.0 billion in assets under management	11 Other accounts with $1.7 billion in total assets under management

Robert Amodeo‡	21 registered investment companies with $20.1 billion in total assets under management	0 Other pooled investment vehicles with $0.0 billion in assets under management	25 Other accounts with $3.6 billion in total assets under management

Dennis McNamara	33 registered investment companies with $142.8 billion in total assets under management	28 Other pooled investment vehicles with $10.7 billion in assets under management*	149 Other accounts with $50.2 on in total assets under management***

*	Includes 6 accounts managed, totaling $0.8 billion, for which advisory fee is performance based.
**	Includes 69 accounts managed, totaling $16.6 billion, for which advisory fee is performance based.
***	Includes 8 accounts managed, totaling $1.5 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr.  Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, the subadviser and investment professionals have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadviser and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. An investment professional who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. An investment professional may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such an investment professional may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular investment professional have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If an investment professional identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, the subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, the subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, an investment professional may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Investment professionals may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Investment professionals may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide the subadviser with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to an investment professional differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or an investment professional’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the investment professional might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the investment professional’s performance record or to derive other rewards, financial or otherwise, could influence the investment professional in affording preferential treatment to those funds and/or accounts that could most significantly benefit the investment professional. An investment professional may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, an investment professional’s or the manager’s or the subadviser’s desire to increase assets under management could influence the investment professional to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the investment professional might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if an investment professional does not personally hold an investment in the fund, the investment professional’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, an investment professional may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of November 30, 2012.

Investment Professional	Dollar Range of Portfolio Securities Beneficially Owned

Stephen A. Walsh	A
David T. Fare	A
Robert Amodeo	A
Dennis McNamara	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                                                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.                                           SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11.                                           CONTROLS AND PROCEDURES.

(a)         The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                   EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Intermediate Muni Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Intermediate Muni Fund Inc.

Date:	January 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Intermediate Muni Fund Inc.

Date:	January 25, 2013

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer of
Western Asset Intermediate Muni Fund Inc.

Date:	January 25, 2013